UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 29, 2014

WELLS FARGO & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-2979	No. 41-0449260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94163

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 1-866-249-3302

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

Wells Fargo & Company (the “Company”) held its annual meeting of stockholders on April 29, 2014. At the meeting, stockholders elected all 14 of the directors nominated by the Board of Directors as each director received a greater number of votes cast “for” his or her election than votes cast “against” his or her election as reflected below. In addition, stockholders approved, on an advisory basis, the compensation of the Company’s named executives as disclosed in the Company’s 2014 proxy statement and ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2014. The stockholders did not approve the two stockholder proposals presented at the meeting. The final voting results for each item presented at the meeting are set forth below.

Election of Director Nominees

Director	For	Against	Abstentions	Broker Non-Votes
John D. Baker II	3,733,033,443	269,178,640	15,340,727	498,412,771
Elaine L. Chao	3,986,246,842	17,184,883	14,121,085	498,412,771
John S. Chen	3,918,865,115	83,551,754	15,135,941	498,412,771
Lloyd H. Dean	3,971,231,799	31,233,211	15,087,800	498,412,771
Susan E. Engel	3,963,353,901	39,543,554	14,655,355	498,412,771
Enrique Hernandez, Jr.	3,927,535,197	73,732,642	16,284,971	498,412,771
Donald M. James	3,697,854,541	304,396,671	15,301,598	498,412,771
Cynthia H. Milligan	3,679,980,618	317,962,767	19,609,425	498,412,771
Federico F. Peña	3,967,960,655	22,397,129	27,195,026	498,412,771
James H. Quigley	3,988,941,495	13,423,825	15,187,490	498,412,771
Judith M. Runstad	3,977,355,027	25,377,312	14,820,471	498,412,771
Stephen W. Sanger	3,933,468,151	56,873,785	27,210,874	498,412,771
John G. Stumpf	3,883,728,146	112,966,032	20,858,632	498,412,771
Susan G. Swenson	3,953,944,951	48,975,077	14,632,782	498,412,771

Advisory Resolution to Approve the Named Executives’ Compensation

For	Against	Abstentions	Broker Non-Votes
3,890,377,929	83,570,809	43,595,217	498,421,626

Ratify the Appointment of KPMG LLP as Independent Registered Public Accounting Firm for 2014

For	Against	Abstentions	Broker Non-Votes
4,457,583,251	47,728,090	10,654,240	0

Stockholder Proposal Regarding the Adoption of a Policy to Require an Independent Chairman

For	Against	Abstentions	Broker Non-Votes
655,988,046	3,339,379,200	22,178,709	498,419,626

Stockholder Proposal Regarding a Review and Report on Internal Controls over the Company’s Mortgage Servicing and Foreclosure Practices

For	Against	Abstentions	Broker Non-Votes
686,264,461	2,729,534,735	601,729,486	498,436,899

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO & COMPANY

DATED: May 2, 2014	By:	/s/ Anthony R. Augliera
Anthony R. Augliera
Corporate Secretary

4